UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2025
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way
Round Rock,	Texas	78682
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On February 27, 2025, Dell Technologies Inc. (the “Company” or “Dell”) issued a press release announcing its financial results for its fiscal quarter and fiscal year ended January 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this current report.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this Item 2.02 and in Exhibit 99.1 to this current report is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Further, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 8.01    Other Events.

Material Weakness in Internal Control Over Financial Reporting

During the preparation of the Company’s financial statements for the fiscal year ended January 31, 2025, the Company discovered accumulated credits from suppliers that were not recorded or not recorded in the correct period as a result of actions of certain employees that support a limited number of suppliers within the Client Solutions Group segment. As announced, the Company has revised its prior period financial statements to correct for the overstatement of cost of goods sold by approximately $200 million in fiscal 2024 and $148 million in fiscal 2025 for the nine months ended November 1, 2024.

Management assessed its internal control over financial reporting and concluded a material weakness exists as of January 31, 2025, that also existed as of February 2, 2024. The material weakness relates to the approval, communication, and recording of non-recurring credits owed from certain suppliers. The material weakness is the result of deficiencies in the design and implementation of controls over certain non-recurring credits owed from suppliers. The Company is committed to addressing the material weakness and has begun to implement changes in processes designed to improve its internal control over financial reporting and to remediate the material weakness.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

The following documents are herewith filed or furnished as exhibits to this report:

Exhibit Number	Description
99.1	Press Release of Dell Technologies Inc. dated February 27, 2025.
104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2025	Dell Technologies Inc.
	By:	/s/ Christopher Garcia
Christopher Garcia Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

3